Exhibit 10.12

PARTIAL ASSIGNMENT AND AMENDMENT OF
BACKSTOP AND SUBSCRIPTION AGREEMENT

This PARTIAL ASSIGNMENT AND AMENDMENT OF BACKSTOP AND SUBSCRIPTION AGREEMENT (this “Agreement”) is made and entered into as of August 18, 2017, by and between Zhengqi International Holding Limited, a company incorporated in the British Virgin Islands (the “Assignor”), EarlyBirdCapital, Inc. (“Assignee”), Pacific Special Acquisition Corp., a British Virgin Islands business company with limited liability (the “Company”), and Borqs International Holding Corp, an exempted company incorporated under the laws of the Cayman Islands with limited liability (“Borqs”). Any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Backstop Agreement (as defined below).

WHEREAS, the Company and Assignor are parties to that certain Backstop and Subscription Agreement, dated as of May 11, 2017 (the “Backstop Agreement”), pursuant to which Assignor agreed to purchase up to Twenty-Four Million U.S. Dollars ($24,000,000) of the Company’s ordinary shares of no par value (the “Ordinary Shares”) through (i) open market or privately negotiated transactions with third parties (with the Assignor not obligated to pay a price of greater than $10.40 per share), (ii) a private placement at a price of $10.40 per share with consummation to occur substantially concurrently with that of the closing (the “Merger Closing”) of the transactions contemplated that certain Merger Agreement, dated as of December 27, 2016 (as amended, including by the First Amendment thereto on May 10, 2017 and the Second Amendment thereto on June 29, 2017, the “Merger Agreement”), by and among the Company, PAAC Merger Subsidiary Limited, Zhengqi International Holding Limited in its capacity thereunder as the Purchaser Representative, Zhengdong Zou in its capacity thereunder as the Seller Representative, Borqs and, for certain limited purposes thereunder, the Assignor, or (iii) a combination thereof, in order to ensure that there is at least Twenty-Four Million U.S. Dollars ($24,000,000) in funds left in the Trust Account as of the Merger Closing, after giving effect to any redemptions or conversions by Public Stockholders, but before giving effect to the payment of any Transaction Expenses, plus the amount of funds from any private placements of the Company’s capital stock (or binding commitments therefor, other than the Assignor’s obligations under the Backstop Agreement) occurring or to occur at or prior to the Merger Closing (“Closing Proceeds”) (although the Assignor is entitled, at its sole election, to purchase additional Ordinary Shares in excess of such $24.0 million Closing Proceeds requirement, up to $24.0 million purchased in total in connection with the Backstop Agreement);

WHEREAS, the Backstop Agreement provides in Section 16 thereof that the Company and Borqs will not unreasonably withhold, delay or condition their consent to transfer and assign all or a proportion of the Assignor’s obligations under the Backstop Agreement to an investor that is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or an institutional “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act and who otherwise is reasonably expected to be capable of satisfying the Assignor’s obligations transferred to such assignee, and that such assignee shall be entitled to receive a proportionate share of the Guarantee Escrow Shares based on the portion of the Assignor’s obligations transferred to such assignee, as well as entitled to receive the rights and obligations of the Assignor under the Registration Rights Agreement with respect to its Shares; and

WHEREAS, Assignor desires to assign, transfer, convey and delegate to Assignee, and Assignee desires to assume from Assignor, Seven Hundred and Fifty Thousand U.S. Dollars ($750,000) of Assignor’s obligation to purchase Backstop Shares under the Backstop Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

1.       Assignment. Assignor hereby assigns, transfers, conveys and delegates to Assignee Seven Hundred and Fifty Thousand U.S. Dollars ($750,000) (the “Assigned Amount”) of Assignor’s obligation to purchase Backstop Shares under the Backstop Agreement, and Assignee hereby accepts such assignment, transfer, conveyance and delegation and assumes from Assignee the Assigned Amount of Assignor’s obligation to purchase Backstop Shares under the Backstop Agreement.

2.       Guarantee Escrow Shares. In consideration of the assignment and assumption by Assignee of Assignor’s obligations under the Backstop Agreement in accordance with the terms of this Agreement, the parties hereby agree that Assignee shall be entitled to receive three and one hundred twenty-five thousandths percent (3.125%) of the Guarantee Escrow Shares that Assignor is entitled to receive under the Backstop Agreement (rounded to the nearest whole share) at the same time as such shares are received by Assignor, but subject to the same terms and conditions that apply to Assignor under the Backstop Agreement and the Merger Agreement, including the forfeiture of such shares to the extent that the Guarantee Escrow Shares (or equivalent replacement shares) are earned by Borqs’ shareholders under the Merger Agreement. Assignee hereby acknowledges and agrees that the Purchaser Representative shall act on behalf of Assignee with respect to the provisions of Article XII of the Merger Agreement and the Escrow Agreement, as contemplated by the terms and conditions of the Merger Agreement.

3.       Representations and Warranties of Assignee. In accordance with Section 16 of the Backstop Agreement, Assignee hereby represents and warrants that it is either a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or an institutional “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act. Assignee further hereby makes to the Company, as of the date of this Agreement, each of the representations, warranties and covenants of the Subscriber set forth in Sections 7 and 9 of the Backstop Agreement. Contemporaneously with the execution and delivery of this Agreement, Assignee shall execute and deliver to the Company the Investor Questionnaire attached hereto as Exhibit A (which shall be the “Investor Questionnaire” with respect to Assignee for purposes of the Backstop Agreement).

4.       Amendments. The parties hereby agree to amend the Backstop Agreement as follows:

(a)       The parties hereby agree that, notwithstanding Section 4(a) of the Backstop Agreement, both Assignor and Assignee shall only be required to fund the Subscription Amount on the date of the Merger Closing and each shall be permitted to fund such amounts without the use of any escrow.

(b)       The parties further hereby agree that, notwithstanding Sections 2(c) and 4(b) of the Backstop Agreement, the Backstop Offering will be consummated by the Company immediately prior to the Merger Closing.

(c)       The parties further hereby agree that in lieu of a new Registration Rights Agreement, the existing Registration Rights Agreement, dated as of October 14, 2015, by and among the Company and the “Investors” named therein, including both of Assignor and Assignee, will be amended and restated to provide the rights that are contemplated to be included the Registration Rights Agreement by Section 6(a) of the Backstop Agreement.

(d)       The parties further agree that any Backstop Shares purchased by Assignee and any Guarantee Escrow Shares received by Assignee shall be included as “Registrable Securities” under Section 5 of the Purchaser UPO (as such term is defined in the Merger Agreement).

5.       Consent. In accordance with Section 16 of the Backstop Agreement, the Company and Borqs hereby consent to the assignment and assumption of the Assigned Amount from Assignor to Assignee as set forth herein. In accordance with Section 16 of the Backstop Agreement, Assignee shall be deemed to be the “Subscriber” under the Backstop Agreement (and the Registration Rights Agreement) with respect to the rights and obligations under this Agreement transferred to Assignee hereunder.

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6.       Acknowledgement of Appointment of Purchaser Representative. Each of Assignor and Assignee hereby acknowledge that pursuant to and in accordance with Section 10.14 of the Merger Agreement, the Purchaser Representative is authorized to act on behalf of the Purchaser in connection with the Merger Agreement and the Escrow Agreement. Each of Assignor and Assignee hereby authorize the Purchaser Representative to act on their behalf as their sole and exclusive agent, attorney-in-fact and representative with respect to (i) any determinations (or disputes) under or in connection with the Merger Agreement as to whether Assignor and Assignee are entitled to all or any portion of the Guarantee Escrow Shares and (ii) any matters relating to the Escrow Agreement, including without limitation the disbursement of Guarantee Escrow Shares thereunder.

7.       Notices. The parties agree that for purposes of the notice provisions under Section 12 of the Backstop Agreement, Assignee’s address notice shall be as follows:

If to Assignee, to: EarlyBirdCapital, Inc. 366 Madison Ave., 8th Floor New York, NY 10016 Attn: Steven Levine, CEO Telephone No.: (212) 661-3808 email: slevine@ebcap.com

With a copy (which will not constitute notice) to:

Graubard Miller

The Chrysler Building

405 Lexington Avenue, 11th Floor

New York, New York 10174-1101

Attn: David Miller, Esq.

Telephone No.: (212) 818-8661

Facsimile No.: (212) 818-8881

Email: dmiller@graubard.com

and

Zhengqi International Holding Limited to the address as set forth with respect to Subscriber in Section 12 of the Backstop Agreement (including persons or entities entitled to copies of notices)

8.       Miscellaneous. Except as expressly provided in this Agreement, all of the terms and provisions in the Backstop Agreement and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Agreement does not constitute, directly or by implication, an amendment, modification or waiver of any provision of the Backstop Agreement, or any other right, remedy, power or privilege of any party to the Backstop Agreement, except as expressly set forth herein. Any reference to the Backstop Agreement in the Backstop Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Backstop Agreement, as amended or modified, or the provisions thereof waived, by this Agreement (or as the Backstop Agreement may be further amended or modified after the date hereof in accordance with the terms thereof). The provisions of Sections 12 through 25 of the Backstop Agreement are hereby incorporated herein by reference and apply to this Agreement as if all references to the “Agreement” contained therein were instead references to this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written above.

Assignor.

ZHENGQI INTERNATIONAL HOLDING LIMITED

By:	/s/ Zhouhong Peng
Name:	Zhouhong Peng
Title:	Director

Assignee:

NINEPOINT CAPITAL LLC

By:	/s/ Yaqi Feng
Name:	Yaqi Feng
Title:	CEO

The Company:

PACIFIC SPECIAL ACQUISITION CORP.

By:	/s/ Zhouhong Peng
Name:	Zhouhong Peng
Title:	CEO

Borqs:

BORQS INTERNATIONAL HOLDING CORP.

By:
Name:
Title:

[Signature Page to Partial Assignment of Backstop and Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written above.

Assignor.

ZHENGQI INTERNATIONAL HOLDING LIMITED

By:
Name:
Title:

Assignee:

EARLYBIRDCAPITAL, INC.

By:
Name:
Title:

The Company:

PACIFIC SPECIAL ACQUISITION CORP.

By:
Name:
Title:

Borqs:

BORQS INTERNATIONAL HOLDING CORP.

By:	/s/ Pat Chan
Name:	Pat Chan
Title:

[Signature Page to Partial Assignment and Amendment of Backstop and Subscription Agreement]

Exhibit A

Investor Questionnaire

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED ALONG WITH YOUR COMPLETED SUBSCRIPTION AGREEMENT IN CONNECTION WITH YOUR PROSPECTIVE PURCHASE OF SHARES FROM PACIFIC SPECIAL ACQUISITION CORP (THE “COMPANY”).

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE. NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY AND ITS CONTROLLING PERSONS.

Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Partial Assignment and Amendment of Backstop and Subscription Agreement by and among Zhengqi International Holding Limited, a company incorporated in the British Virgin Islands, EarlyBirdCapital, Inc., the Company, and Borqs International Holding Corp, Company (the “Agreement”).

(1)       The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category. The undersigned agrees to furnish any additional information which the Company reasonably deems necessary in order to verify the answers set forth below.

Category A ___	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth, you include all of your assets (other than your primary residence), whether liquid or illiquid, such as cash, stock, securities, personal property and real estate based on the fair market value of such property MINUS all debts and liabilities (except that a mortgage or other debt secured by your primary residence, up to the estimated fair market value of the primary residence at the time of the purchase of the Shares, shall not be included as a liability, provided that if the amount of such indebtedness outstanding at the time of the purchase of the Shares exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability. Further, the amount of any mortgage or other indebtedness secured by your primary residence that exceeds the fair market value of the residence at the time of the purchase of the Shares shall be included as a liability.

Category B ___	The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

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Category C ___	The undersigned is a director or executive officer of the Company which is issuing and selling the Shares.

Category D ___	The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”); a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).

Category E ___	The undersigned is a private business development company as defined in Section 202(a) (22) of the Investment Advisors Act of 1940 (describe entity)

Category F ___	The undersigned is either a corporation, partnership, Massachusetts or similar business trust, or any organization described in Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000. (describe entity)

Category G ___	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category H ___	The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Investor Questionnaire. (describe entity)

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the applicable closing in the event that the representations and warranties in this Investor Questionnaire shall cease to be true, accurate and complete.

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(2)       Suitability (please answer each question)

(a)	Are you familiar with the risk aspects and the non-liquidity of investments such as the Shares for which you seek to acquire?

YES NO

(b)	Do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES NO

(3)       Manner in which title is to be held: (circle one)

(a)	Individual Ownership

(b)	Community Property

(c)	Joint Tenant with Right of Survivorship (both parties must sign)

(d)	Partnership

(e)	Tenants in Common

(f)	Company

(g)	Trust

(h)	Other

(4)       Are you a U.S. person (as defined in the Securities Act)?

YES NO

(5)       FINRA Affiliation.

Are you affiliated or associated with a member of FINRA (please check one):

YES _____ NO _____

If Yes, please describe:

*If subscriber is a Registered Representative with a member of FINRA, have the following acknowledgment signed by the appropriate party:

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The undersigned FINRA firm acknowledges receipt of the notice required by the Conduct Rules of FINRA.

Name of NASD Member Firm

By:
Authorized Officer

Date:

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The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Investor Questionnaire and such answers have been provided under the assumption that the Company will rely on them. The undersigned represents and warrants to the Company, as or on behalf of the Subscriber, that the information in this Investor Questionnaire is true, complete and accurate and may be relied upon by the Company. The Subscriber understands that a false representation may constitute a violation of law, and that any person or entity who suffers damage as a result of a false representation may have a claim against the Subscriber for damages

Individual Signature:	Entity Signature:

Signature	Entity Name

By:
Name (Print)	Signature

Date:
Signatory Name (Print)

Title

Date:

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